                                                            EXHIBIT 10.18



                    SECOND AMENDMENT TO MANAGEMENT AGREEMENT

                            DATED SEPTEMBER 3, 1993

                                                                  EXHIBIT 10.18

                    SECOND AMENDMENT TO MANAGEMENT AGREEMENT

  This SECOND AMENDMENT TO MANAGEMENT AGREEMENT (this "Amendment") is entered into as of September 3, 1993 between Capstead Mortgage Corporation, a Maryland corporation (the "Company") and Capstead Advisers, Inc., a Nevada corporation (the "Manager").

                                R E C I T A L S:
                                ---------------

  A. The Company and the Manager have previously entered into that certain Management Agreement effective as of August 1, 1992, as amended by that certain Amendment to Management Agreement entered into as of March 31, 1993 (such Management Agreement as so amended being referred to herein as the "Agreement").

  B. The Company and the Manager desire to amend the Agreement as set forth in this Amendment.

  In consideration of the recitals and the mutual agreements hereinafter set forth, the Company and the Manager hereby agree as follows:

                               A M E N D M E N T:
                               -----------------

  1. Amendment to Agreement.
     -----------------------

       (a) Paragraph 9(c) of the Agreement is amended in its entirety to read as follows:

       "(c) Subject to paragraphs (d) and (e) below, the Company shall make payments on the dates and in the amounts as follows:

                   DUE DATE            AMOUNT OF PAYMENT
               ------------------      -----------------
               September 30, 1992             $1,000,000
               December 31, 1992               1,500,000
               March 31, 1993                  4,900,000
               June 30, 1993                   1,000,000
               September 30, 1993              4,628,000

       If a due date is not a Business Day, the related payment shall be made on the Business Day immediately following such due date."

       (b) Paragraph 15(a) of the Agreement is amended in its entirety to read as follows:

          "(a) This Agreement shall terminate on September 30, 1993."

       (c) Paragraphs 15(b) and (c) are deleted in their entirety and are reserved.

  2. Full Force and Effect.  Except as amended hereby, the Agreement is and
     ---------------------
shall remain in full force and effect.

  IN WITNESS WHEREOF, this Amendment has been executed and shall be effective as of September 3, 1993.

                                 CAPSTEAD MORTGAGE CORPORATION

                             By: /s/ RONN K. LYTLE
                                 ---------------------------------------
                                 Ronn K. Lytle,
                                 Chairman of the Board


                                 CAPSTEAD ADVISERS, INC.

                             By: /s/ JAMES L. CROWSON
                                 ---------------------------------------
                                 James L. Crowson,
                                 Senior Vice President & General Counsel